                                                                     Exhibit 4.1



                              THE GILLETTE COMPANY

                                 4% Senior Notes

                                    due 2005

           ----------------------------------------------------------

                                    INDENTURE

                            Dated as of March 6, 2002

           ----------------------------------------------------------

                                 BANK ONE, N.A.,

                                     TRUSTEE

           ----------------------------------------------------------

                             CROSS REFERENCE TABLE*


TIA SECTION                                                                                        INDENTURE SECTION
-----------                                                                                        -----------------
310(a)(1)..................................................................................               6.09
(a)(2).....................................................................................               6.09
(a)(3).....................................................................................               N.A.
(a)(4).....................................................................................               N.A.
(b)........................................................................................            6.08; 6.10
(c)........................................................................................               N.A.

311(a).....................................................................................               6.13
(b)........................................................................................               6.13
(c)........................................................................................               N.A.

312(a).....................................................................................               2.05
(b)........................................................................................               9.03
(c)........................................................................................               9.03

313(a).....................................................................................               6.14
(b)(1).....................................................................................               N.A.
(b)(2).....................................................................................               6.14
(c)........................................................................................               9.02
(d)........................................................................................               6.14

314(a).....................................................................................         3.02; 3.03; 9.02
(b)........................................................................................               N.A.
(c)(1).....................................................................................               9.04
(c)(2).....................................................................................               9.04
(c)(3).....................................................................................               N.A.
(d)........................................................................................               N.A.
(e)........................................................................................               9.05
(f)........................................................................................               N.A.

315(a).....................................................................................               6.01
(b)........................................................................................            6.15; 9.02
(c)........................................................................................               6.01
(d)........................................................................................               6.01
(e)........................................................................................               5.11

316(a) (last sentence).....................................................................               2.08

------------------
* Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

(a)(1)(A)..................................................................................               5.05
(a)(1)(B)..................................................................................               5.04
(a)(2).....................................................................................               N.A.
(b)........................................................................................               5.07

317(a)(1)..................................................................................               5.08
(a)(2).....................................................................................               5.09
(b)........................................................................................               2.04

318(a).....................................................................................               9.01

                           N. A. means Not Applicable

                                TABLE OF CONTENTS

                                                  ARTICLE 1
                           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 1.01                Definitions..................................................................1
   SECTION 1.02                Other Definitions............................................................7
   SECTION 1.03                Incorporation by Reference of Trust Indenture Act............................7
   SECTION 1.04                Rules of Construction........................................................7
   SECTION 1.05                Acts of Holders..............................................................8

                                                  ARTICLE 2
                                                  THE NOTES

   SECTION 2.01                Form and Dating..............................................................9
   SECTION 2.02                Execution and Authentication................................................11
   SECTION 2.03                Registrar and Paying Agent..................................................12
   SECTION 2.04                Paying Agent to Hold Money and Notes in Trust...............................12
   SECTION 2.05                Noteholder Lists............................................................13
   SECTION 2.06                Transfer and Exchange.......................................................13
   SECTION 2.07                Replacement Notes...........................................................14
   SECTION 2.08                Outstanding Notes; Determinations of Holders' Action........................15
   SECTION 2.09                Temporary Notes.............................................................15
   SECTION 2.10                Cancellation................................................................16
   SECTION 2.11                Persons Deemed Owners.......................................................16
   SECTION 2.12                Global Notes................................................................16
   SECTION 2.13                CUSIP Numbers...............................................................21
   SECTION 2.14                Defaulted Interest..........................................................21

                                                  ARTICLE 3
                                                  COVENANTS

   SECTION 3.01                Payment of Principal, Premium, Interest on the Notes........................21
   SECTION 3.02                SEC and Other Reports.......................................................21
   SECTION 3.03                Compliance Certificate......................................................22
   SECTION 3.04                Further Instruments and Acts................................................22
   SECTION 3.05                Maintenance of Office or Agency.............................................22
   SECTION 3.06                Delivery of Certain Information.............................................22
   SECTION 3.07                Limitations on Liens........................................................22
   SECTION 3.08                Limitations on Sale and Leaseback Transactions..............................24

                                                  ARTICLE 4
                                            SUCCESSOR CORPORATION

   SECTION 4.01                When Company May Merge or Transfer Assets...................................25

                                                  ARTICLE 5
                                            DEFAULTS AND REMEDIES

   SECTION 5.01                Events of Default...........................................................26
   SECTION 5.02                Acceleration................................................................27
   SECTION 5.03                Other Remedies..............................................................28
   SECTION 5.04                Waiver of Past Defaults.....................................................28
   SECTION 5.05                Control by Majority.........................................................28
   SECTION 5.06                Limitation on Suits.........................................................28
   SECTION 5.07                Rights of Holders to Receive Payment........................................29
   SECTION 5.08                Collection Suit by Trustee..................................................29
   SECTION 5.09                Trustee May File Proofs of Claim............................................29
   SECTION 5.10                Priorities..................................................................30
   SECTION 5.11                Undertaking for Costs.......................................................30
   SECTION 5.12                Waiver of Stay, Extension or Usury Laws.....................................30

                                                  ARTICLE 6
                                                   TRUSTEE

   SECTION 6.01                Duties and Responsibilities of the Trustee;
                               During Default; Prior to Default............................................31
   SECTION 6.02                Certain Rights of the Trustee...............................................32
   SECTION 6.03                Trustee Not Responsible for Recitals, Disposition of Notes
                               or Application of Proceeds Thereof..........................................33
   SECTION 6.04                Trustee and Agents May Hold Notes; Collections, etc. .......................33
   SECTION 6.05                Moneys Held by Trustee......................................................34
   SECTION 6.06                Compensation and Indemnification of Trustee and
                               Its Prior Claim ............................................................34
   SECTION 6.07                Right of Trustee to Rely on Officers' Certificate, etc......................34
   SECTION 6.08                Conflicting Interests.......................................................35
   SECTION 6.09                Persons Eligible for Appointment as Trustee.................................35
   SECTION 6.10                Resignation and Removal; Appointment of Successor Trustee...................35
   SECTION 6.11                Acceptance of Appointment by Successor Trustee..............................36
   SECTION 6.12                Merger, Conversion, Consolidation or Succession to
                               Business of Trustee.........................................................37
   SECTION 6.13                Preferential Collection of Claims Against the Company.......................37
   SECTION 6.14                Reports by the Trustee......................................................37
   SECTION 6.15                Trustee to Give Notice of Default, But May Withhold in
                               Certain Circumstances.......................................................37

                                                  ARTICLE 7
                                            DISCHARGE OF INDENTURE

   SECTION 7.01                Discharge of Liability on Notes.............................................38
   SECTION 7.02                Repayment of the Company....................................................38

                                                     ii

                                                  ARTICLE 8
                                                  AMENDMENTS

   SECTION 8.01                Without Consent of Holders..................................................38
   SECTION 8.02                With Consent of Holders.....................................................39
   SECTION 8.03                Compliance with Trust Indenture Act.........................................39
   SECTION 8.04                Revocation and Effect of Consents, Waivers and Actions......................39
   SECTION 8.05                Notation on or Exchange of Notes............................................40
   SECTION 8.06                Trustee to Sign Supplemental Indentures.....................................40
   SECTION 8.07                Effect of Supplemental Indentures...........................................40

                                                  ARTICLE 9
                                                MISCELLANEOUS

   SECTION 9.01                Trust Indenture Act Controls................................................40
   SECTION 9.02                Notices.....................................................................40
   SECTION 9.03                Communication by Holders with Other Holders.................................41
   SECTION 9.04                Certificate and Opinion as to Conditions Precedent..........................41
   SECTION 9.05                Statements Required in Certificate or Opinion...............................41
   SECTION 9.06                Separability Clause.........................................................42
   SECTION 9.07                Rules by Trustee, Paying Agent and Registrar................................42
   SECTION 9.08                Legal Holidays..............................................................42
   SECTION 9.09                GOVERNING LAW...............................................................42
   SECTION 9.10                No Recourse Against Others..................................................42
   SECTION 9.11                Successors..................................................................42
   SECTION 9.12                Multiple Originals..........................................................42


EXHIBITS

   Exhibit A-1                 Form of Global Note......................................................A-1-1
   Exhibit A-2                 Form of Certificated Note................................................A-2-1
   Exhibit B                   FORM OF TRANSFER CERTIFICATE FOR
                               TRANSFER OR EXCHANGE FROM REGULATION S SECURITY TO RULE 144A SECURITY....B-1-1
   Exhibit C                   FORM OF TRANSFER CERTIFICATE FOR
                               TRANSFER OR EXCHANGE FROM RULE 144A
                               SECURITY TO REGULATION S SECURITY........................................C-1-1

                                                     iii

                  INDENTURE dated as of March 6, 2002 between THE GILLETTE COMPANY, a Delaware corporation (the "Company"), and BANK ONE, N.A., a national banking association with trust powers, as trustee hereunder (the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 4% Senior Notes due 2005 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Notes, when the Notes are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be a part of and to govern indentures qualified under the Trust Indenture Act of 1939, as amended.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Additional Notes" means any additional Notes which may be issued from time to time pursuant to a "re-opening" of the series of Notes as contemplated by Section 2.02 this Indenture.

                  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Attributable Debt" means, in respect of a sale and leaseback transaction, the amount determined by multiplying the greater, at the time such transaction is entered into, of (i) the fair value of the property, plant or facility subject to such arrangement (as determined by the Company acting in good faith) or (ii) the net proceeds of the sale of such property, plant or facility to the lender or investor, by a fraction of which the numerator shall be the unexpired initial term of the lease of such real property as of the date of determination of such computation and of which the denominator shall be the full initial term of such lease. Attributable Debt shall not include any such arrangement for financing air, water or noise pollution control facilities or sewage or solid waste disposal facilities or involving industrial development bonds which are tax exempt pursuant to Section 103 of the United States Internal Revenue Code, as amended (or which receive similar tax treatment under any subsequent amendments thereto or successor laws thereof).

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

                  "Business Day" means each day of the year other than a Saturday or a Sunday on which banking institutions are not required or authorized to close in The City of New York.

                  "Certificated Notes" means Notes that are in the form of the Notes attached hereto as Exhibit A-2.

                  "Closing Date" means March 6, 2002.

                  "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and, thereafter, "Company" shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers.

                  "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt by reason of being extendible or renewable at the option of the borrower), and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the books and records of the Company and its consolidated subsidiaries and computed in accordance with GAAP in effect at the time of computation.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 153 West 51st Street, New York, NY 10019, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Distribution Compliance Period" means, in respect of a Regulation S Global Note, the 40 consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than distributors (as defined in Regulation S under the Securities
Act) pursuant to Regulation S and (b) the Issue Date for such Notes.

                  "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "Exchange Notes" means Notes which are issued pursuant to the Indenture in exchange for other Notes in an exchange offer pursuant to an effective registration statement under the Securities Act, whether pursuant to the Registration Rights Agreement or otherwise.

                  "Funded Debt" means all indebtedness whether or not evidenced by a bond, debenture, note or similar instrument or agreement, for the repayment of money borrowed, having a maturity of more than 12 months from the date of its creation or having a maturity of less than 12 months from the date of its creation but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower. For the purpose of determining "Funded Debt" of any party, there shall be excluded any particular indebtedness if, on or prior to the maturity thereof, there shall have been deposited with a proper depositary in trust the necessary funds for the payment, redemption or satisfaction of such indebtedness.

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time.

                  "Global Notes" means Notes that are in the form of the Notes attached hereto as Exhibit A-1, and to the extent that such Notes are required to bear the Restrictive Legend required by Section 2.06(f) such Notes with such Legend.

                  "Holder" or "Noteholder" means a person in whose name a Note is registered on the Registrar's books.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

                  "Interest Payment Date" means the close of business on June 30 or December 30 (whether or not a Business Day).

                  "Interest Rate" means 4% per annum.

                  "Issue Date" of any Note means the date on which the Note was originally issued or deemed issued as set forth on the face of the Note.

                  "Lien" means any pledge, mortgage or other lien (including lease purchase, installment purchase and other title retention financing arrangements) on or in respect of any Principal Property owned by the Company or any Restricted Subsidiary, or on any shares of stock or indebtedness for money borrowed of any Restricted Subsidiary.

                  "Non-U.S. Person" means a Person who is not a "U.S. person" (as defined in Regulation S).

                  "Notes" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company," and includes Notes initially issued on the Closing Date, any Exchange Notes issued in exchange for any other Notes, and any Additional Notes issued after the Closing Date under this Indenture. For purposes of this Indenture, all Notes, including, without limitation, Exchange Notes and Additional Notes, shall constitute a single series of Notes under this Indenture.

                  "Offshore Transaction" has the meaning set forth in Regulation S.

                  "Officer" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

                  "Officers' Certificate" means a written certificate containing the information specified in Sections 9.04 and 9.05, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 3.03 shall be signed by the principal executive Officer, the principal financial Officer or the principal accounting Officer of the Company but need not contain the information specified in Sections 9.04 and 9.05.

                  "144A Certificated Note" means a Certificated Note sold in reliance on Rule 144A under the Securities Act.

                  "144A Global Note" means a permanent Global Note in the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule 144A under the Securities Act.

                  "Opinion of Counsel" means a written opinion containing the information specified in Sections 9.04 and 9.05, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

                  "person" or "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business.

                  "principal" of a Note means the principal amount due on the Stated Maturity of the principal payment of such Note as set forth on the face of the Note.

                  "Principal Property" means any manufacturing or processing plant or facility (other than any pollution control facility) which is located within the continental United States and is owned by the Company or any Restricted Subsidiary, whether owned at or acquired after the date hereof and the book value (net of any depreciation reserves) of which on the date as of which the determination is being made exceeds two percent of consolidated Net Tangible Assets other than (i) any property which in the good faith opinion of the board of directors of the Company is not of material importance to the total business conducted by the Company as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.

                  "Registration Rights Agreement" means either (1) the Registration Rights Agreement dated March 6, 2002 between the Company and Lehman Brothers Inc., or (2) with respect to any subsequent issuance of Additional Notes in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, entered into by the Company and the other parties thereto in connection with such issuance, or both, as the context shall require.

                  "Regular Record Date" means, with respect to the interest payable on any Interest Payment Date, the close of business on the fifteenth calendar day preceding the applicable Interest Payment Date (whether or not a Business Day).

                  "Regulation S" means Regulation S under the Securities Act or any successor thereto.

                  "Regulation S Certificated Note" means a Certificated Note sold in reliance on Regulation S under the Securities Act.

                  "Regulation S Global Note" means a permanent Global Note in the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Regulation S under the Securities Act.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer assigned to administer corporate trust matters, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

                  "Restricted Note" means a Note required to bear Restrictive Legends.

                  "Restricted Subsidiary" means any Subsidiary substantially all the property of which is located, or substantially all the business of which is carried on, within the United States and which owns a Principal Property, but does not include a Subsidiary of the Company engaged primarily in the development and sale or financing of real property.

                  "Restriction Termination Date" means, for any Note (or beneficial interest therein) sold pursuant to Rule 144A, two years (or such other period specified in Rule 144(k) under the Securities Act) from the later of:

                  (1) the Issue Date of the Note; and

                  (2) the last date on which any "affiliate," as defined in Rule 144 (or successor provision) under the Securities Act, of the Company was the owner of such Note.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

                  "Significant Subsidiary" means a Subsidiary of the Company, including its Subsidiaries, which is a significant subsidiary as defined in Regulation S-X as promulgated by the SEC (or any successor statute), as amended from time to time.

                  "Stated Maturity", when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

                  "Subsidiary" means any corporation, association, limited liability company, partnership or other business entity of which, at the time of determination, the Company or one or more Subsidiaries of the Company own or control directly or indirectly sufficient securities having general voting power under ordinary circumstances to elect a majority of the directors, managers or trustees thereof irrespective of whether at the time of determination securities of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

                  "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

                  "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

                  SECTION 1.02 Other Definitions.


                                                                     Defined in
Term                                                                 Section
----                                                                 ----------
"Act"............................................................     1.05(a)
"Agent Members"..................................................     2.12(i)(5)
"Depositary".....................................................     2.01(a)
"DTC"............................................................     2.01(a)
"Event of Default"...............................................     5.01
"Legal Holiday"..................................................     9.08
"Notice of Default"..............................................     5.01
"Paying Agent"...................................................     2.03
"QIB"............................................................     2.01(a)
"Registrar"......................................................     2.03
"Restrictive Legend".............................................     2.06(f)
"Rule 144A Information"..........................................     3.06
"Secured Debt"...................................................     3.07

                  SECTION 1.03 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture Notes" means the Notes.

                  "indenture Note holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture Notes means the Company.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.04 Rules of Construction. Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect from time to time;

                  (c) "or" is not exclusive;

                  (d) "including" means including, without limitation; and

                  (e) words in the singular include the plural, and words in the plural include the singular.

                  SECTION 1.05 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Notes shall be proved by the register for the Notes or by a certificate of the Registrar.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of the Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                    ARTICLE 2

                                    THE NOTES

                  SECTION 2.01 Form and Dating. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form annexed hereto as Exhibits A-1 and A-2, which are incorporated in and made a part of this Indenture. The terms and provisions contained in the form of Note shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

                  (a) Global Notes and Certificated Notes. Notes offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued, initially in the form of one or more 144A Global Notes in registered form, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for, and registered in the name of, The Depository Trust Company ("DTC") or the nominee thereof (such depositary, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. Interests in 144A Global Notes will be available for purchase only by QIBs. The aggregate principal amount of the 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

                  Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued, initially in the form of one or more Regulation S Global Notes in registered form, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided. The 144A Global Notes and the Regulation S Global Notes are sometimes collectively referred to herein as the Global Notes.

                  Exchange Notes, if issued in exchange for Notes (whether pursuant to the Registration Rights Agreement or otherwise), shall be issued initially in the form of one or more Global Notes in registered form, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for, and registered in the name of, the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

                  Notes issued pursuant to Section 2.12 hereof in exchange for interests in Global Notes shall be issued in the form of Certificated Notes in registered form, substantially in the form of Exhibit A-2 attached hereto.

                  (b) Global Notes in General. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges.

                  Any adjustment of the aggregate principal amount of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

                  (c) Book-Entry Provisions. This Section 2.01(c) shall apply only to Global Notes deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

         REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

                  (d) Restrictive Legends. Until the Restriction Termination Date, all 144A Global Notes and all 144A Certificated Notes shall bear the Restrictive Legend. Each Regulation S Global Note and each Regulation S Certificated Note shall bear the Restrictive Legend until the termination of the Distribution Compliance Period. Exchange Notes, whether issued as Global Notes or otherwise, shall not bear the Restrictive Legend.

                  SECTION 2.02 Execution and Authentication. The Notes shall be executed on behalf of the Company by any Officer, under its corporate seal impressed or reproduced thereon. The signature of the Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Notes the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of authentication of such Notes.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer or other representative, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate and deliver Notes for original issue in an aggregate initial principal amount of up to $350,000,000 upon its receipt of one or more Company Orders, and subject to Section 9.04, without any further action by the Company; provided, however, that the Company may from time to time, without the consent of the Holders, "reopen" the series of Notes established hereunder by increasing the aggregate principal amount of the series and issue

Additional Notes in the future. Any Notes issued in connection with such a reopening shall have the same terms as the Notes other than the date of original issuance and the date on which interest shall begin to accrue. The Trustee shall authenticate and deliver Exchange Notes in an aggregate principal amount equal to the beneficial interests in Notes tendered for exchange in an exchange offer consummated pursuant to the terms and conditions of the Registration Rights Agreement. The Notes, the Exchange Notes and any Additional Notes issued by the Company in connection with any such reopening shall constitute a single series of Notes for purposes of this Indenture. Subject to the Company's right to reopen the series of Notes, the aggregate principal amount of Notes outstanding at any time may not exceed $350,000,000, except as provided in Section 2.07.

                  The Notes shall be issued only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple thereof.

                  SECTION 2.03 Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for purchase or payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents . The term Paying Agent includes any additional paying agent, including any named pursuant to Section 3.05.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.06. The Company or any Subsidiary or an Affiliate of either of them may act as Registrar, Paying Agent or co-registrar.

                  The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Notes.

                  SECTION 2.04 Paying Agent to Hold Money and Notes in Trust. Except as otherwise provided herein, on or prior to 11:00 a.m., New York City time on each due date of payments in respect of any Note, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Notes and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

                  SECTION 2.05 Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semi-annually, on January 1 and July 1, a listing of Noteholders dated within 13 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

                  SECTION 2.06 Transfer and Exchange. (a) Subject to Section
2.12 hereof, upon surrender for registration of transfer of any Note, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Notes from the Noteholder requesting such transfer or exchange.

                  At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.06(b). Transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Notes.

                  (d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Notes upon transfer or exchange of Notes.

                  (e) No Registrar shall be required to make registrations of transfer or exchange of Notes during any periods designated in the text of the Notes or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

                  (f) If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the legends set forth on the form of Note attached hereto as Exhibits A-1 and A-2 setting forth such restrictions (collectively, the "Restrictive Legends"), or if a request is made to remove the Restrictive Legend on a Note, the Notes so issued shall bear the Restrictive Legend, or the Restrictive Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Restrictive Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon
(i) provision of such satisfactory evidence, (ii) the exchange of Exchange Notes for Notes pursuant to a registration statement which is effective under the Securities Act (whether pursuant to the Registration Rights Agreement or otherwise), or (iii) notification by the Company to the Trustee and Registrar of the sale of such Note pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Note that does not bear the Restrictive Legend. If the Restrictive Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Company, the Company shall cause such Affiliate to notify the Trustee in writing and request a replacement Note bearing the Restrictive Legend.

                  (g) Notwithstanding the foregoing provisions of this Section 2.06, no exchanges of Notes for Exchange Notes shall occur until a registration statement shall have been declared effective by the SEC and unless such exchanges are effected pursuant to such effective registration statement. Any Notes that are exchanged for Exchange Notes shall be cancelled by the Trustee.

                  SECTION 2.07 Replacement Notes. If (a) any mutilated Note is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such Note or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or any Responsible Officer of the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon receipt of a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable the Company in its discretion may, instead of issuing a new Note, pay such Note.

                  Upon the issuance of any new Notes under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.08 Outstanding Notes; Determinations of Holders' Action. Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it or delivered to it for cancellation, those paid pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate thereof holds the Note; provided, however, that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Subject to the foregoing, only Notes outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 5 and 8).

                  If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                  If the Paying Agent holds, in accordance with this Indenture, on Stated Maturity, money sufficient to pay Notes payable on that date, then immediately after such Stated Maturity such Notes shall cease to be outstanding and interest on such Notes shall cease to accrue.

                  SECTION 2.09 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  SECTION 2.10 Cancellation. All Notes surrendered for payment or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed by the Trustee and the Trustee shall, upon request, deliver a certificate of destruction to the Company.

                  SECTION 2.11 Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of the Note and interest thereon, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.12 Global Notes. (a) Notwithstanding any other provisions of this Indenture or the Notes, (A) transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.06 and Section 2.12(a)(i), (B) transfer of a beneficial interest in a Global Note for a Certificated Note shall comply with Section 2.06 and Section 2.12(a)(iii), and
(C) transfers of a Certificated Note shall comply with Section 2.06 and Section 2.12(a)(iv).

                  (i) Transfer of Global Note. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under this Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 2.12(a).

                  (ii) Transfer of a Beneficial Interest between a 144A Global Note and a Regulation S Global Note. Interests in Global Notes may be transferred or exchanged, and shall be subject to the restrictions on transfer and exchange, as provided in this Indenture. Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in the first such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest. In connection with any transfer of a portion of the beneficial interests between a 144A Global Note and a Regulation S Global Note, the Trustee shall reflect the date and a decrease in the principal amount of the 144A Global Note or Regulation S Global Note, as the case may be, and an increase in the principal amount of the other Global Note, each in an amount equal to the principal amount of the beneficial interest in such Global Notes to be transferred.

                  (iii) Restrictions on Transfer of a Beneficial Interest in a Global Note for a Certificated Note. A beneficial interest in a Global Note may not be exchanged for a Certificated Note except upon satisfaction of the requirements set forth under 2.12 (i)(1)below.

                  (iv) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

                           (x) to register the transfer of such Certificated
                  Notes; or

                           (y) to exchange such Certificated Notes for an equal
                  principal amount of Certificated Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

                  (a) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (b) so long as such Notes are Restricted Notes, such Notes are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or
         (C) below, and are accompanied by the following additional information and documents, as applicable:

                           (A) if such Certificated Notes are being delivered to
                  the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                           (B) if such Certificated Notes are being transferred
                  to the Company, a certification to that effect; or

                           (C) if such Certificated Notes are being transferred
                  pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibits B and C, if applicable) and (ii) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restrictive Legend.

                  (b) Subject to the Section 2.12(f), every Note shall be subject to the restrictions on transfer provided in the Restrictive Legend.

                  (c) If an interest in a Regulation S Global Note prior to the termination of the Distribution Compliance Period is to be transferred to a QIB, the Trustee shall register such transfer only upon receipt by the Trustee from the proposed transferor of a certificate substantially in the form of Exhibit B and such legal opinions or other information as the Company may reasonably require to confirm that the sale has been made in compliance with the provisions of Rule 144A to a transferee whom the transferor reasonably believes is a QIB.

                  (d) Prior to the termination of the Distribution Compliance Period on a Regulation S Global Note, the Trustee shall refuse to register such transfer unless such transfer complies with Section 2.12(c) or Section 2.12(e), as the case may be, and after such termination, the Trustee shall register the transfer of any such Note without requiring any additional certification.

                  (e) The Trustee shall register any proposed transfer to any Non-U.S. Person if the Note to be transferred is an interest in the 144A Global Note only upon receipt from the proposed transferor of a certificate substantially in the form of Exhibit C and such legal opinions or other information as the Company may reasonably require to confirm that the sale has been made in compliance with the provisions of Regulation S.

                  (f) The restrictions imposed by the Restrictive Legend upon the transferability of any Note sold pursuant to Rule 144A shall cease and terminate when such Note has been sold pursuant to an effective registration statement under the Securities Act, exchanged for an Exchange Note pursuant to an effective registration statement under the Securities Act, or upon or after the Restriction Termination Date. The restrictions imposed by the Restrictive Legend upon the transferability of any Note sold pursuant to Regulation S shall cease and terminate when such Note has been sold pursuant to an effective registration statement under the Securities Act, exchanged for an Exchange Note pursuant to an effective registration statement under the Securities Act, or upon termination of the Distribution Compliance Period. Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the Restrictive Legend. The

Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among DTC participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

                  (g) In the event that Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year restriction period, then restrictions on transfer on the Notes will be deemed to refer to the shortened restriction period. However, such change will not be made if they are otherwise prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time. The Company undertakes to inform the Trustee if such change to Rule 144(k) occurs, unless such change would otherwise be prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at that time, and the effect (if any) to the restrictions on transfer applicable to the Notes and shall provide additional information (including an Opinion of Counsel and/or an Officers' Certificate) if so requested by the Trustee.

                  (h) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Note.

                  (i) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Notes:

                  (1) Notwithstanding any other provisions of this Indenture or the Notes, a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Notes registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or such Depositary is no longer eligible or in good standing under the Exchange Act or any other applicable statute or regulation to continue as Depository for the Global Notes, and a successor Depositary is not appointed by the Company within 90 days after the Company receives notice of becomes aware of their ineligibility or (ii) if the Company in its sole discretion determines that the Notes will no longer be represented by Global Notes or (iii) an Event of Default has occurred and is continuing with respect to the Notes. Any Global Note exchanged pursuant to clauses (i) and (ii) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

                  (2) Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. Neither the Company nor the Trustee shall be liable for any delay by DTC or any participant or indirect participant in identifying the beneficial owners of the related notes and each of them may conclusively rely on, and will be protected in relying on, instruments from DTC for all purposes, including with respect to the registration and delivery, and the respective principal amounts, of the certificated notes to be issued.

                  (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes in definitive, fully registered form, without interest coupons.

                  (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

                  SECTION 2.13 CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                  SECTION 2.14 Defaulted Interest. If the Company defaults in a payment of interest on the Notes, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.14 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.

                                    ARTICLE 3

                                    COVENANTS

                  SECTION 3.01 Payment of Principal, Premium, Interest on the Notes. The Company will duly and punctually pay the principal of and premium, if any, and interest at the Interest Rate in respect of the Notes in accordance with the terms of the Notes and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than 11:00 a.m., New York City time on the day of the Stated Maturity of any interest installment or principal payment of any Note, all payments so due. Principal amount and cash interest shall be considered paid on the applicable date due if at 11:00 a.m., New York City time on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all such amounts then due.

                  The Company shall, to the extent permitted by law, pay cash interest on overdue amounts at the rate per annum set forth in paragraph 1 on the reverse side of the Notes, compounded semi-annually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such overdue interest shall be payable on demand.

                  SECTION 3.02 SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act; provided that the Company shall not have to file with the Trustee any such reports filed by the Company with the SEC through the SEC's Electronic Data Gathering and Retrieval System. If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA
Section 314(a).

                  SECTION 3.03 Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2001) an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 3.04 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                  SECTION 3.05 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar and Paying Agent where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The office located at Bank One, N.A., 55 Water Street, 1st Floor, New York, New York 10041, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 9.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

                  SECTION 3.06 Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial Holder of Notes, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial holder of Notes, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

                  SECTION 3.07 Limitations on Liens. So long as any of the Notes remains outstanding, the Company shall not, nor shall the Company permit any Restricted Subsidiary to, secure indebtedness for money borrowed or a guarantee of indebtedness for money borrowed (hereinafter referred to as "Secured Debt") by placing a Lien on any Principal Property now or hereafter owned by the Company or any Restricted Subsidiary or on any shares of stock or indebtedness for money borrowed of any Restricted Subsidiary without equally and ratably securing the Notes, unless (i) the aggregate principal amount of such Secured Debt then outstanding plus (ii) all Attributable Debt of the Company and its Restricted Subsidiaries in respect of sale and leaseback transactions described in Section 3.08 covering Principal Properties (other than sale and leaseback transactions under Section 3.08 (ii)) does not exceed an amount equal to 10 percent of Consolidated Net Tangible Assets.

                  This restriction will not apply to, and there shall be excluded in computing such Secured Debt for purposes of this restriction:

                  (i) Liens existing as of the Issue Date of the Notes;

                  (ii) Liens on property or assets or shares of stock or indebtedness for money borrowed existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure indebtedness incurred prior to, at the time of, or within 360 days after the later of acquisition of such property or assets or shares of stock or indebtedness for money borrowed or the completion of the construction of and commencement of operation on such property, for the purpose of financing all or any part of the purchase price or construction cost thereof;

                  (iii) Liens on any property or assets to secure all or any part of the cost of development, operation, construction, alteration, repair, or improvement of all or any part of such property or assets, or to secure debt incurred before, at the time of, or within 360 days after the completion of such development, operation , construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost;

                  (iv) Liens in favor of, or which secure indebtedness owing to, the Company or any Restricted Subsidiary;

                  (v) Liens to secure performance of government contracts, including the assignment of moneys due or to come due thereon;

                  (vi) any pledges, liens or deposits as security for the performance of any bid, tender, contract, lease or undertaking not in connection with the securing of debt; any pledges, liens or deposits with any governmental agency required or permitted to qualify the Company or any Restricted Subsidiary to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to worker's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings; any mechanics', workers', repairmen's, materialmen's or warehousemen's liens or other similar liens arising in the ordinary course of business or deposits or pledges to obtain the release of any of the foregoing liens, any security interest created in connection with the sale, discount or guarantee of notes, chattel mortgages, leases, accounts receivable, trade acceptances or other paper, or contingent repurchase obligations, arising out of sales, of merchandise in the ordinary course of business; or other liens, deposits or pledges similar to those referred to in this clause (vi);

                  (vii) Liens arising by reason of any attachment, judgment, decree or order of any court or other governmental authority so long as any appropriate legal proceedings which may have been initiated for review of such attachment, judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired;

                  (viii) Liens on property securing obligations issued by a domestic governmental issuer to finance the cost of acquisition or construction of such property;

                  (ix) Liens securing indebtedness owing by any Restricted Subsidiary to the Company;

                  (x) Liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Company or any Restricted Subsidiary or at the time of a purchase, lease or other acquisition of the assets or shares of a corporation or firm as an entirety or substantially as an entirety by the Company or any Restricted Subsidiary;

                  (xi) Liens for taxes or assessments, landlords liens and similar liens and charges incidental to the conduct of business, or the ownership of the assets of the Company or of any Restricted Subsidiary, which were not incurred in connection with the borrowing of money and which do not, in the opinion of the Company acting in good faith, materially impair the use of such assets in the operation of the business of the Company or such Restricted Subsidiary or the value of such assets for the purpose thereof; and

                  (xii) extensions, substitutions, replacements or renewals of the foregoing.

                  For these purposes, debt created by the Company or any Restricted Subsidiary shall not be cumulated with a guarantee of the same debt by the Company or any other Restricted Subsidiary for the same financial obligation.

                  SECTION 3.08 Limitations on Sale and Leaseback Transactions. So long as any of the Notes remain outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, enter into any sale and leaseback transaction (except a lease for a period not exceeding five years) covering any Principal Property which was or is owned or leased by the Company or any Restricted Subsidiary and which has been or is to be sold or transferred more than 360 days after such property has been owned by the Company or such Restricted Subsidiary and completion of construction and commencement of full operation thereof without equally and ratably securing the Notes, unless:

                  (i) the Attributable Debt in respect thereto and all other sale and leaseback transactions entered into after the Issue Date of the Notes (other than those the proceeds of which are applied to reduce Funded Debt or acquire additional real property under the following clause (ii)), plus the aggregate principal amount of then outstanding Secured

         Debt not otherwise permitted or excepted does not exceed 10 percent of Consolidated Net Tangible Assets; or

                  (ii) an amount equal to the value of the Principal Property sold and leased back is applied within 360 days after the sale or transfer to (x) the voluntary retirement of Funded Debt (including the Notes) or (y) the acquisition of additional real property.

                                    ARTICLE 4

                              SUCCESSOR CORPORATION

                  SECTION 4.01 When Company May Merge or Transfer Assets. The Company may, without the consent of the holders of the Notes, consolidate with or merge into or sell, convey or lease all or substantially all of its property to another corporation, provided that:

                  (a) the successor corporation (if other than the Company) shall (i) be organized and validly existing under the laws of the United States, or any State thereof or the District of Columbia and
         (ii) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Notes and this Indenture; and

                  (b) at the time immediately following such transaction, no Event of Default and no event which, after notice or lapse of time, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 4 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter the Company shall be discharged from all obligations and covenants under this Indenture and the Notes. Subject to Section 8.06, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

                  SECTION 5.01 Events of Default. An "Event of Default" occurs if:

                  (1) the Company fails to pay when due the principal of or premium, if any, on any of the Notes at maturity;

                  (2) the Company fails to pay an installment of interest on any of the Notes (whether at maturity or otherwise) that continues for 30 days after the date when due and payable;

                  (3) the Company fails to perform or observe any other term, covenant or agreement contained in the Notes or this Indenture for a period of 60 days (90 days with respect to the Company's compliance with the covenants described in Sections 3.07 and 3.08) after receipt by the Company of a Notice of Default (as defined in this Section 5.01);

                  (4) the Company or any Significant Subsidiary:

                           (A) commences a voluntary case or proceeding under
                  any applicable bankruptcy, insolvency or other similar law now or hereafter in effect;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case or proceeding under such law or the commencement of any case against it;

                           (C) consents to the appointment of or taking
                  possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of it or any Significant Subsidiary if, in the case of any Significant Subsidiary, the effect of any Significant Subsidiary taking any of the foregoing actions would have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole, or for any substantial part of the property of the Company and its consolidated subsidiaries, taken as a whole;

                           (D) makes a general assignment for the benefit of its
                  creditors; or

                           (E) fails generally to pay its debts and the debts of
                  its consolidated subsidiaries, taken as a whole, as they become due; or

                  (5) a court of competent jurisdiction enters an order or decree that:

                           (A) is for relief in respect of the Company, or any
                  Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect;

                           (B) appoints a receiver, liquidator, assignee,
                  custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or such Significant Subsidiary; or

                           (C) orders the winding up or liquidation of the
                  Company or any Significant Subsidiary or any of the Company's or such Significant Subsidiary's affairs;

         and the order or decree remains unstayed and in effect for 60 consecutive days.

                  A Default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (3) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company will deliver to the Trustee, within five Business Days of becoming aware of the occurrence of an Event of Default, written notice thereof. In addition, the Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the lapse of time and the giving of notice would become an Event of Default under clause (3) above, its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 5.02 Acceleration. If an Event of Default (other than an Event of Default specified in Section 5.01(4) or (5)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding by notice to the Company and the Trustee, may declare the Notes due and payable at their principal amount together with accrued interest, and thereupon the trustee may, at its discretion, proceed to protect and enforce the rights of the holders of notes by appropriate judicial proceedings. Upon a declaration of acceleration, such principal and accrued and unpaid interest to the date of payment shall be immediately due and payable.

                  If an Event of Default specified in Section 5.01(4) or (5) above occurs and is continuing, then the principal and the interest on all the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholders.

                  The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Noteholder) may rescind or annul an acceleration and its consequences (except any such declaration resulting from an Event of Default under Sections
5.01 (1) or (2) above) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal and any accrued cash interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 6.06 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 5.03 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal, the premium, if any, and any accrued cash interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  The Trustee may maintain a proceeding even if the Trustee does not possess any of the Notes or produce any of the Notes in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  SECTION 5.04 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Noteholder), may waive an existing Default and its consequences except (1) an Event of Default described in Section 5.01(1) or (2) or (2) a Default in respect of a provision that under
Section 8.02 cannot be amended without the consent of each Noteholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section
5.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 5.05 Control by Majority. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity reasonably satisfactory to it against loss, liability or expense. This Section 5.05 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 5.06 Limitation on Suits. A Noteholder may not pursue any remedy with respect to this Indenture or the Notes unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate principal amount of the Notes at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Noteholder may not use this Indenture to prejudice the rights of any other Noteholder or to obtain a preference or priority over any other Noteholder.

                  SECTION 5.07 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, premium, if any, or any accrued cash interest in respect of the Notes held by such Holder, on or after the respective due dates expressed in the Notes or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of such Holder.

                  SECTION 5.08 Collection Suit by Trustee. If an Event of Default described in Section 5.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Notes and the amounts provided for in Section 6.06.

                  SECTION 5.09 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount or any accrued cash interest in respect of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the principal amount or any accrued cash interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 6.06) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.10 Priorities. If the Trustee collects any money pursuant to this Article 5, it shall pay out the money in the following order:

                  (1) to the Trustee for amounts due under Section 6.06;

                  (2) to Noteholders for amounts due and unpaid on the Notes for the principal amount or any accrued cash interest as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Notes; and

                  (3) the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.10. At least 15 days before such record date, the Trustee shall mail to each Noteholder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  SECTION 5.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 or a suit by Holders of more than 10% in aggregate principal amount of the Notes at the time outstanding. This Section 5.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 5.12 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount or any accrued cash interest in respect of Notes, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                     TRUSTEE

                  SECTION 6.01 Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default hereunder has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default which may have occurred:

                           (i) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.05 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  The provisions of this Section 6.01 are in furtherance of and subject to Sections 315 and 316 of the TIA.

                  SECTION 6.02 Certain Rights of the Trustee. In furtherance of and subject to the TIA and subject to Section 6.01:

                  (a) Trustee may rely, and shall be protected in acting or refraining from acting upon, any resolution, Officers' Certificate, Company Request, Company Order, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, Note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

                  (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture in accordance with the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

                  (h) The Trustee's immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents and employees and its services as Paying Agent, Registrar or any other role assumed by the Trustee hereunder or to which it has been appointed. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal and the final payment of the Notes;

                  (i) The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture; and

                  (j) The Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder except (i) during any period it is serving as Paying Agent for the Notes, any Event of Default pursuant to Sections 5.01 (1) or (2), or (ii) any Default or Event of Default of which a Responsible Officer shall have received written notification or otherwise obtained actual knowledge.

                  SECTION 6.03 Trustee Not Responsible for Recitals, Disposition of Notes or Application of Proceeds Thereof. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any of the Notes or of the proceeds thereof.

                  SECTION 6.04 Trustee and Agents May Hold Notes; Collections, etc. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.08 and 6.13, if operative, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

                  SECTION 6.05 Moneys Held by Trustee. Subject to the provisions of Section 7.02 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                  SECTION 6.06 Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) to be agreed to in writing by the Trustee and the Company, and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including (i) the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ and (ii) interest at the prime rate on any disbursements and advances made by the Trustee and not paid by the Company within 5 days after receipt of an invoice for such disbursement or advance) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby effectively subordinated to such senior claim to such extent. The provisions of this Section 6.06 shall survive the termination of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section
5.01 or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

                  SECTION 6.07 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

                  SECTION 6.08 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA.

                  SECTION 6.09 Persons Eligible for Appointment as Trustee. The Trustee shall at all times be a corporation or banking association having a combined capital and surplus of at least $50,000,000. If such corporation or banking association files reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so filed. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                  SECTION 6.10 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Notes by giving written notice of resignation to the Company and by mailing notice thereof by first class mail to the Holders of Notes at their last addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide Holder of a Note for at least six months may, subject to the provisions of Section 6.11, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)      In case at any time any of the following shall occur:

                           (i) the Trustee shall fail to comply with the
                  provisions of Section 6.08 with respect to any Notes after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note for at least six months; or

                           (ii) the Trustee shall cease to be eligible in
                  accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any Noteholder; or

                           (iii) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Noteholder who has been a bona fide Holder of a Note for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been appointed and have accepted appointment within 30 days after a notice of removal has been given, the removed trustee may petition a court of competent jurisdiction for the appointment of a successor trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section
1.05 of the action in that regard taken by the Noteholders.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this
Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

                  SECTION 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

                  No successor trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Company shall mail notice thereof by first class mail to the Holders of Notes at their last addresses as they shall appear in the register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or banking association shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force and effect that this Indenture provides for the certificate of authentication of the Trustee; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 6.13 Preferential Collection of Claims Against the Company. The Trustee shall comply with the provisions of Section 311 of the TIA.

                  SECTION 6.14 Reports by the Trustee. (a) The Trustee shall transmit to Holders and other persons such reports concerning the Trustee and its actions under this Indenture, but only as may be required pursuant to the TIA, on or before July 15 in each year that such report is required, such reports to be dated as of the immediately preceding May 15.

                  (b) A copy of each such report shall, at the time of such transmission to Noteholders, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the SEC. The Company agrees to notify the Trustee when and as the Notes become admitted to trading on any national securities exchange.

                  SECTION 6.15 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Noteholders, as the names and addresses of such Holders appear on the Note register, notice by mail of all Defaults which have occurred and of which a Responsible Officer has actual knowledge, such notice to be transmitted within 90 days after the occurrence thereof, unless such Defaults shall have been cured before the giving of such notice; provided that, except in the case of Default in the payment of the principal of, interest on, or other similar obligation with respect to, any of the Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Noteholders.

                                    ARTICLE 7

                             DISCHARGE OF INDENTURE

                  SECTION 7.01 Discharge of Liability on Notes. When (i) the Company delivers to the Trustee all outstanding Notes (other than Notes replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Notes will become due and payable within one year of their Stated Maturity and, in each case, the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Notes (other than Notes replaced pursuant to Section 2.07), and if in any case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 6.06, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

                  SECTION 7.02 Repayment of the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Noteholders with respect to such money or securities for that period commencing after the return thereof.

                                    ARTICLE 8

                                   AMENDMENTS

                  SECTION 8.01 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Notes without the consent of any Noteholder for the purposes of, among other things:

                  (1) adding to the Company's covenants for the benefit of the Holders;

                  (2) complying with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (3) curing any ambiguity, omission, inconsistency or correcting or supplementing any defective provision contained in this Indenture; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors and the Trustee, adversely affect the interests of the Holders; or

                  (4) adding or modifying any other provisions which the Company or the Trustee may deem necessary or desirable and which will not, in the good faith opinion of the Board of Directors and the Trustee, adversely affect the interests of the Holders.

                  SECTION 8.02 With Consent of Holders. With the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding or by the adoption of a resolution at a meeting of the Holders at which a quorum is present by at least a majority in aggregate principal amount of the Notes represented at the meeting, the Company and the Trustee may amend this Indenture or the Notes. However, without the consent of each Noteholder affected, an amendment to this Indenture or the Notes may not:

                  (1) change the maturity of the principal of or any installment of interest on any Note;

                  (2) reduce the principal amount of, or premium, if any, or interest on, any Note;

                  (3) reduce the Interest Rate on any Note;

                  (4) change the currency of payment of principal of, premium, if any, or interest on any Note;

                  (5) impair the right to institute suit for the enforcement of any payment on, or with respect to, any Note; or

                  (6) reduce the percentage in aggregate principal amount of Notes outstanding necessary to modify or amend this Indenture or to waive any past default.

                  It shall not be necessary for the consent of the Holders under this Section 8.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section 8.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

                  SECTION 8.03 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

                  SECTION 8.04 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Note hereunder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same obligation as the consenting Holder's Note, even if notation of the consent, waiver or action is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Note or portion of the Note if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Noteholder.

                  SECTION 8.05 Notation on or Exchange of Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Notes.

                  SECTION 8.06 Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article Eight if the amendment contained therein does not, in the good faith opinion of the Trustee, adversely affect the rights, duties, liabilities, protections, privileges, indemnities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall be entitled to receive, and (subject to the provisions of Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and complies with the TIA.

                  SECTION 8.07 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                    ARTICLE 9

                                  MISCELLANEOUS

                  SECTION 9.01 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  SECTION 9.02 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

         if to the Company:

                  The Gillette Company.
                  Prudential Tower Building
                  Boston, Massachusetts 02199
                  Attention: Director Capital Markets and Treasury Operations Telephone No.: (617) 421-7000
                  Facsimile No.:  (617) 421-7699
         if to the Trustee:

                  Bank One, N.A.
                  153 West 51st Street
                  New York, NY 10019
                  Attention: Corporate Trust Administration
                  Telephone No.: (212) 373-1339
                  Facsimile No.:  (212) 373-1383

                  The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication given to a Noteholder shall be mailed to the Noteholder, by first-class mail, postage prepaid, at the Noteholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

                  If the Company mails a notice or communication to the Noteholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent or co-registrar.

                  SECTION 9.03 Communication by Holders with Other Holders. Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection of TIA Section 312(c).

                  SECTION 9.04 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with;

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with; and

                  (3) if required by the TIA, a certificate or opinion of an independent public accountant ("Independent Certificate").

                  SECTION 9.05 Statements Required in Certificate or Opinion. Each Officers' Certificate, Opinion of Counsel or Independent Certificate with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that each person making such Officers' Certificate, Opinion of Counsel or Independent Certificate has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate, Opinion of Counsel, Independent Certificate are based;

                  (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

                  SECTION 9.06 Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 9.07 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Noteholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  SECTION 9.08 Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice or making a payment or a purchase) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Notes, no interest, if any, shall accrue for the intervening period.

                  SECTION 9.09 GOVERNING LAW. THIS INDENTURE AND THE NOTES WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9.10 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

                  SECTION 9.11 Successors. All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  SECTION 9.12 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                        THE GILLETTE COMPANY

                                        By: /s/ Gian Camuzzi
                                            Name: Gian Camuzzi
                                            Title: Vice President - Treasurer

                                        BANK ONE, N.A.,
                                        as Trustee

                                        By: /s/ Michael Pinzon
                                            Name: Michael Pinzon
                                            Title: Authorized Officer

                                   EXHIBIT A-1

                          [FORM OF FACE OF GLOBAL NOTE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                  [INCLUDE FOR RULE 144A GLOBAL NOTE] [THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS, IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE INITIAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH THE GILLETTE COMPANY (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED UNDER THE

                                      A-1-1

SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), OR (E) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2 (D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON OR AFTER THE RESTRICTION TERMINATION DATE.

                  IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO BANK ONE, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON OR AFTER THE RESTRICTION TERMINATION DATE.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

         [INCLUDE FOR REGULATION S GLOBAL NOTE] [PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND WHERE THE HOLDER, PRIOR TO SUCH TRANSFER, FURNISHES TO BANK ONE, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM

                                      A-1-2

THAT SUCH TRANSFER IS BEING MADE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.]

                                      A-1-3

                              THE GILLETTE COMPANY
                            4 % Senior Notes due 2005

                                                                  $[___________]

         No.:  [RA-1][RS-1][R-1]                        CUSIP NO.  [           ]
                                                        ISIN NO.   [           ]
                                                        Common Code[           ]

         Issue Date:  March 6, 2002

         THE GILLETTE COMPANY, a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal sum of ___________________($[___________]) on June 30, 2005.

         This Note shall bear interest as specified on the other side of this Note.

         Additional provisions of this Note are set forth on the other side of this Note.

Dated:  March 6, 2002                        THE GILLETTE COMPANY



                                             By: _______________________________
                                                 Name:
                                                 Title:

[SEAL]

Attest:

__________________________
Name:
Title:

TRUSTEE'S CERTIFICATE OF

AUTHENTICATION

Bank One, N.A.,
as Trustee, certifies that this
is one of the Notes referred
to in the within-mentioned Indenture (as defined on the other side of this Note).

By_____________________________
      Authorized Signatory

Dated:   ______________________


                                      A-1-4

                         [FORM OF REVERSE SIDE OF NOTE]

                            4 % Senior Note due 2005

         Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture unless otherwise indicated.

1.   Cash Interest.

         The Company promises to pay interest at the Interest Rate in cash on the principal amount of this Note. The Company will pay cash interest semi-annually in arrears on June 30 and December 30 of each year (each an "Interest Payment Date"), beginning on June 30, 2002, to Holders of record at the close of business on the fifteenth day preceding the applicable Interest Payment Date (whether or not a Business Day) (each a "Regular Record Date"). Cash interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay cash interest on overdue principal at the rate borne by the Notes, and it shall pay interest in cash on overdue installments of cash interest at the same rate to the extent lawful. All such overdue cash interest shall be payable on demand.

2.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the principal of, premium, if any, and cash interest on this Note to a Paying Agent to collect such payments in respect of the Notes. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money. A Holder with an aggregate principal amount of Notes in excess of $5,000,000 will be paid by wire transfer in immediately available funds at the written election of such Holder received by the Paying Agent and containing all relevant information necessary to make such wire transfer. Any such election shall remain in full force and effect unless rescinded or otherwise modified in writing. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.

3.       Paying Agent and Registrar.

         Initially, Bank One, N.A. (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Registrar or co-registrar.

4.       Indenture.


                                     A-1-5

         The Company issued the Notes under an Indenture dated as of March 6, 2002 (the Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the TIA for a statement of those terms.

         The Notes are general unsecured and unsubordinated obligations of the Company initially limited to $350,000,000 aggregate principal amount (subject to Section 2.07 of the Indenture and the Company's right to reopen the series of Notes pursuant Section 2.02 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.       Denominations; Transfer; Exchange.

         The Notes are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

6.       Persons Deemed Owners.

         The registered Holder of this Note may be treated as the owner of this Note for all purposes.

7.       Unclaimed Money or Notes.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or Notes held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or Notes must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

8.       Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to make any change that does not adversely affect the rights of any Noteholder, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

9.       Defaults and Remedies.


                                     A-1-6

         Under the Indenture, Events of Default include (1) the Company fails to pay when due the principal, or premium, if any, on any of the Notes at maturity;
(2) the Company fails to pay an installment of interest on any of the Notes (whether at maturity or otherwise) that continues for 30 days after the date when due and payable; (3) the Company fails to perform or observe any other term, covenant or agreement contained in the Notes or the Indenture for a period of 60 days (90 days with respect to the Company's compliance with the covenants described under Sections 3.07 and 3.08 of the Indenture) after written notice of such failure to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding; and (4) certain events of bankruptcy, insolvency or reorganization with respect to the Company or any Significant Subsidiary. If an Event of Default (other than an Event of Default specified in clause (4) or (5) of Section 5.01 of the Indenture) occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.

         Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a Default in payment of amounts specified in clause
(1) or (2) above) if it determines that withholding notice is in their interests.

10.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

11.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

12.      Authentication.

         This Note shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Note.

13.      Registration Rights.


                                     A-1-7

         [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE NOTES] In addition to rights provided to the Holders of this Note under the Indenture, Holders of this Note shall have all the rights set forth in the Registration Rights Agreement dated as of March 6, 2001 between the Company and Lehman Brothers Inc. (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Notes issued under the Indenture, which Exchange Notes will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain additional interest on the Notes in the event such exchange offer is not consummated or upon certain other conditions, all as set forth in the Registration Rights Agreement.

14.      Abbreviations.

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

15.      GOVERNING LAW.

         THE INDENTURE AND THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                -----------------

         The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

                  The Gillette Company.
                  Prudential Tower Building
                  Boston, Massachusetts 02199
                  Attention: Director Capital Markets and Treasury Operations Telephone No.: (617) 421-7000
                  Facsimile No.:  (617) 421-7699



                                     A-1-8

                                 ASSIGNMENT FORM


To assign this Note, fill in the form below:


I or we assign and transfer this Note to

_______________________________________________________________________________

_______________________________________________________________________________
(Insert assignee's social sec. or tax ID no.)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type assignee's name, address and zip code)

And irrevocably appoint_____________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.







Date: _________________________________ Your Signature: ________________________

       (Sign exactly as your name appears on the other side of this Note)



                                     A-1-9

                                   EXHIBIT A-2

                           [Form of Certificated Note]

                  [INCLUDE FOR RULE 144A CERTIFICATED NOTE] [THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS, IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE INITIAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH THE GILLETTE COMPANY (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), OR (E) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2 (D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON OR AFTER THE RESTRICTION TERMINATION DATE.

                  IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), THE


                                     A-2-1

HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO BANK ONE, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.]

         [INCLUDE FOR REGULATION S CERTIFICATED NOTE] [PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND WHERE THE HOLDER, PRIOR TO SUCH TRANSFER, FURNISHES TO BANK ONE, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.]


                                     A-2-2

                           THE GILLETTE COMPANY, INC.
                            4 % Senior Notes due 2005

         No.:[RS-1]                                CUSIP NO.      [            ]
             [RA-1]                                ISIN NO.       [            ]
             [R-1]                                 Common Code    [            ]



         Issue Date: March 6, 2002

         THE GILLETTE COMPANY, a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal sum of [___________] DOLLARS ($[__________]) on June 30, 2005.

         This Note shall bear interest as specified on the other side of this Note. This Note is convertible as specified on the other side of this Note.

         Additional provisions of this Note are set forth on the other side of this Note.

Dated:  March 6, 2002                                     THE GILLETTE COMPANY



                                                          By:
                                                              Name:
                                                              Title:

[SEAL]

Attest:


_______________________________
Name:
Title:

TRUSTEE'S CERTIFICATE OF

AUTHENTICATION

Bank One, N.A.,
as Trustee, certifies that this
is one of the Notes referred
to in the within-mentioned Indenture (as defined on the other side of this Note).


By:____________________________


                                     A-2-3

         Authorized Signatory

Dated:_______________________________


                                     A-2-4

                         [Text of Reverse Side of Note]

                              Use Exhibit A-1 Text


                                     A-2-5

                                                                       EXHIBIT B

                  FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                       EXCHANGE FROM REGULATION S SECURITY
                              TO RULE 144A SECURITY

Bank One, N.A.
153 West 51st Street
New York, New York  10019

Attention:  Corporate Trust Administration

                  Re:      The Gillette Company
                           $350,000,000 4 % Senior Notes due 2005 (the "Notes")


         Reference is hereby made to the Indenture dated as of March 6, 2002 between BANK ONE, N.A. (the "Trustee") and THE GILLETTE COMPANY (the "Company") (the "Indenture"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

         This Certificate relates to ______________________________________
principal amount of Notes which are held in the form of the Regulation S Security (CUSIP No. U37576AL6) (ISIN Code USU37576AL61) (Common Code 14444262) through the Depositary by or on behalf of transferor as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its interest in the Notes for an interest in the Rule 144A Security (CUSIP NO. 375766AG7).

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer is being effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act") to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

         This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser of the Notes being transferred.

                                                     [Insert Name of Transferor]

                                                     By:________________________


                                     B-1-1

                                                            Name:

                                                            Title:

Dated: _______________________

                                                                       EXHIBIT C

                        FORM OF TRANSFER CERTIFICATE FOR
                       TRANSFER OR EXCHANGE FROM RULE 144A
                        SECURITY TO REGULATION S SECURITY

Bank One, N.A.
153 West 51st Street
New York, New York  10019

Attention:  Corporate Trust Administration

                  Re:      The Gillette Company
                           $350,000,000 4 % Senior Notes due 2005 (the "Notes")


         Reference is hereby made to the Indenture dated as of March 6, 2002, between BANK ONE, N.A. (the "Trustee") and THE GILLETTE COMPANY (the "Company") (the "Indenture"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

         This Certificate relates to ______________ principal amount of Notes represented by a beneficial interest in the Rule 144A Security (CUSIP No. 375766AG7) held with the Depositary by or on behalf of [transferor] as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its interest for an interest in the Regulation S Security (CUSIP
(CINS) No. U37576AL6) to be held by Euroclear or Clearstream Banking (ISIN Code USU37576AL61) (Common Code 14444262) through the Depositary.

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and that, with respect to transfers made in reliance on Regulation S under the Securities Act, pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby further certify that:

                  (A) the offer of the Notes was not made to a person in the United States;

                  (B) either: (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           (2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                                      C-1-1

                  (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (E) if the transfer is being made prior to the termination of the distribution compliance period applicable to the Notes, the interest in the Notes transferred will be held immediately thereafter through Euroclear Bank S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, societe anonyme, Luxembourg, as applicable.

         This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser of such Notes being exchanged or transferred. Terms used in this Certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                                     [Insert Name of Transferor]



                                                     By:________________________

                                                            Name:

                                                            Title:


Dated:  __________________

cc:      The Gillette Company

                                       2